Exhibit 99.1

Ventas, Inc.

Second Quarter 2007 Supplemental Data

Triple-Net, Managed and Secured Loan Portfolio - Overview by Type (Dollars in Millions)1

Property Type	Number of Facilities	Number of Beds/Units/Square Feet		Number of States / Provinces	Ventas Investment	Cash Flow Coverage	Occupancy	Annualized NNN Revenue[2]	Annualized Operating Property Revenue[3]	Total Annualized Revenue
Hospital - Stabilized Triple-Net	42	3,824	Beds	18	$369	3.1x	63%	$93	$0	$93
Skilled Nursing - Stabilized Triple-Net	197	24,691	Beds	29	$874	1.8x	89%	$176	$0	$176
Senior Housing - Triple-Net & Loan	178	17,912	Units	32	$2,368	1.2x	89%	$203	$0	$203
Senior Housing - Operating	78	6,284	Units	21	$1,960	N/A	92%	$0	$338	$338
Medical Office - Stabilized	13	452,227	Square Feet	7	$70	N/A	97%	$0	$10	$10
Medical Office - Lease-Up	1	81,094	Square Feet	1	$15	N/A	39%	$0	$1	$1
Other - Stabilized Triple-Net	8	122	Beds	1	$7	3.7x	N/A	$1	$0	$1

Total	517			45	$5,662	1.8x		$474	$349	$823

								58%	42%	100%

Triple-Net, Managed and Secured Loan Portfolio - Overview by State1

	Totals		Hospital		Skilled Nursing		Senior Housing		Medical Office		Other
State	No.	%	No.	Beds	No.	Beds	No.	Units	No.	Sq. Feet	No.	Beds
California	42	8%	5	417	9	1,159	28	3,422	—	—	—	—
Massachusetts	38	7%	2	109	26	2,811	10	1,255	—	—	—	—
Ohio	35	7%	1	29	14	1,863	18	1,287	2	143,323	—	—
Pennsylvania	35	7%	2	115	6	797	25	1,686	2	111,671	—	—
Kentucky	31	6%	3	760	27	3,085	—	—	1	50,000	—	—
Florida	26	5%	6	491	—	—	16	1,636	4	75,730	—	—
Indiana	23	4%	1	59	13	1,968	9	1,002	—	—	—	—
North Carolina	23	4%	1	124	16	1,836	6	437	—	—	—	—
Illinois	21	4%	4	431	—	—	17	2,637	—	—	—	—
Texas	20	4%	7	496	—	—	2	215	3	78,624	8	122
All Other	223	43%	10	793	86	11,172	125	10,619	2	73,973	—	—

Total	517	100%	42	3,824	197	24,691	256	24,196	14	533,321	8	122

[1]	Totals may not foot due to rounding.

[2]	Annualized second quarter Ventas revenue assuming all events occurred at the beginning of the period.

[3]	Revenue reflects Ventas’s portion only for joint venture assets. Sunrise results reflect May and June 2007 annualized.

Ventas, Inc.

Second Quarter 2007 Supplemental Data

Triple-Net Owned, Managed and Secured Loan Portfolio - Property Type Concentration (Dollars in Millions)1

Property Type	Property Count	Ventas Investment	%	Annualized Rent/Revenue[2]	%
Senior Housing	256	$4,328	76%	$541	66%
Skilled Nursing	197	$874	15%	$176	21%
Hospitals	42	$369	7%	$93	11%
Medical Office	14	$85	1%	$12	1%
Other	8	$7	NM	$1	NM

Total	517	$5,662	100%	$823	100%

Triple-Net Owned, Managed and Secured Loan Portfolio - Operator Concentration (Dollars in Millions)1

Operator	Property Count	Ventas Investment	%	Annualized Rent/Revenue[2]	%
Sunrise Senior Living	78	$1,960	35%	$338	41%
Brookdale Senior Living	83	$1,386	24%	$123	15%
Kindred Healthcare	203	$935	17%	$237	29%
Senior Care	66	$625	11%	$48	6%
Summerville Senior Living	16	$196	3%	$18	2%
Capital Senior Living	10	$153	3%	$13	2%
Genesis Healthcare	11	$88	2%	$9	1%
Benchmark Assisted Living	4	$55	1%	$5	1%
Trans Healthcare	7	$53	1%	$7	1%
CaraVita	8	$50	1%	$5	1%
All Other	31	$162	3%	$21	3%

Total	517	$5,662	100%	$823	100%

Triple-Net Owned, Managed and Secured Loan Portfolio - State Concentration (Dollars in Millions)1

State	Property Count	Annualized Rent/Revenue[2]	%
California	42	$109	13%
Illinois	21	$91	11%
Massachusetts	38	$52	6%
Pennsylvania	35	$47	6%
Ontario	8	$42	5%
New Jersey	11	$38	5%
Florida	26	$34	4%
Ohio	35	$30	4%
North Carolina	23	$27	3%
Georgia	14	$26	3%
All Other	264	$328	40%

Total	517	$823	100%

[1]	Totals may not foot due to rounding.

[2]

Annualized second quarter Ventas revenue assuming all events occurred at the beginning of the period. Operating asset revenue reflects Ventas’ portion only for joint venture assets. Sunrise results reflect May and June 2007 annualized.

Ventas, Inc.

Second Quarter 2007 Supplemental Data

Operating Portfolio Statistics:1

	Medical Office Buildings
	Stabilized		Same-Store Stabilized		Lease-Up
	2Q07	2Q06	2Q07	2Q06	2Q07	2Q06
Number of properties:	11	9	9	9	1	—
Number of square feet:	398,127	266,025	266,025	266,025	81,094	—
Occupancy:	97%	99%	98%	99%	39%	—
Average annual rate per square foot:	$27	$26	$27	$26	$28	—
Operating revenue:	$2.7	$1.8	$1.9	$1.8	$0.2	—
Less expenses:	1.1	0.7	0.7	0.7	0.1	—
Total NOI:	1.5	1.1	1.1	1.1	0.1	—
Less joint venture share:	NM	0.0	0.0	0.0	0.0	—
Ventas NOI:	$1.5	$1.1	$1.1	$1.1	$0.1	—

	Senior Housing Communities
	Stabilized 2Q07[2]	Lease-Up 2Q07[2]
Number of properties:	72	6
Unit capacity:	11,662	906
Resident day capacity:	420,351	20,100
Average resident occupancy:	92%	63%
Average daily rate / res fees:	$163	$191
Operating revenue:	$63.7	$2.4
Less expenses:	42.6	2.6
Total NOI:	21.0	($0.2)
Less joint venture share:	3.0	0.0
Ventas NOI:	$18.0	($0.2)

[1]	Dollars in millions except for rate data.

[2]	Results reflect May and June 2007 only.

Ventas, Inc.

Second Quarter 2007 Supplemental Data

Ventas - Kindred Master Lease	Facility Count	TTM EBITDARM Coverage[1,3,5]
1	83	2.3x
2	41	2.4x
3	38	2.1x
4	41	2.5x

Portfolio	203	2.3x

Ventas - Kindred Property Type	Facility Count	TTM EBITDARM Coverage[1,3]
Hospitals	38	3.2x
Skilled Nursing	165	1.8x

Portfolio	203	2.3x

Ventas - Kindred Master Lease	Facility Count	TTM EBITDARM Coverage[2,3]	Annualized Post-Reset Base Rent Through April 30, 2007[4]
1	83	2.2x	$94.5
2	41	2.2x	55.3
3	38	2.0x	38.4
4	41	2.4x	40.4

Portfolio	203	2.2x	$228.6

Ventas - Kindred Property Type	Facility Count	TTM EBITDARM Coverage[2,3]	Annualized Post-Reset Base Rent Through April 30, 2007[4]
Hospitals	38	3.0x	$83.7
Skilled Nursing	165	1.7x	144.9

Portfolio	203	2.2x	$228.6

[1]	Trailing twelve months EBITDARM for the period ended March 31, 2007 (the latest available data provided by Kindred) to the Company’s trailing twelve months cash rental revenue.

[2]	Trailing twelve months EBITDARM for the period ended March 31, 2007 (the latest available data provided by Kindred) to $228.6 million in aggregate annual base rent.

[3]

Coverage reflects the ratio of Kindred’s EBITDARM to rent. EBITDARM is defined as earnings before interest, income taxes, depreciation, amortization, rent and management fees. In the calculation of trailing twelve months EBITDARM, intercompany profit pertaining to services provided by Kindred’s PeopleFirst Rehabilitation and Pharmacy Divisions for the twelve months ended March 31, 2007 has been eliminated from purchased ancillary expenses within the Ventas portfolio.

[4]	Numbers in millions and may not foot due to rounding.

Ventas, Inc.

Second Quarter 2007 Supplemental Data

		Lease Rollover Year (Excluding Sunrise Operating Communities)
	Totals	2007	2008	2009	2010	2011	Thereafter
Hospital - Stabilized Triple-Net:
Annualized Revenue[1]	$92.9	—	—	—	$42.2	—	$50.7
Skilled Nursing - Stabilized Triple-Net:
Annualized Revenue[1]	$176.4	—	$0.9	—	$79.2	—	$96.4
Senior Housing - Stabilized Triple-Net:
Annualized Revenue[1]	$201.5	—	—	—	—	—	201.5
Medical Office - Stabilized:
Annualized Revenue[1]	$8.5	$1.2	$1.8	$1.2	$1.8	$0.9	$1.7
Medical Office - Lease-Up:
Annualized Revenue[1]	$0.2	—	—	—	—	—	$0.2
Other - Stabilized Triple-Net:
Annualized Revenue[1]	$0.9	—	—	—	$0.9	—	—
Total:
Annualized Revenue[1]	$480.3	$1.2	$2.7	$1.2	$124.0	$0.9	$350.4

[1]	Annualized second quarter Ventas revenue assuming all events occurred at the beginning of the period. Dollars in millions. Totals may not foot due to rounding.

Ventas, Inc.

Second Quarter 2007 Supplemental Data

Property Name	Company Ownership %	MSA	Property Type	Number of Residents or Beds/Units/Square Feet	Actual/Projected Opening Date	Total Development Cost[1]	Ventas Fixed Purchase Price (incl. FPAC)[1]	Expected Stabilized Yield
Sunrise of Hillcrest	80%	Dallas	AL/ALZ	90 Residents / 77 Units / 56,500 SF	June 2006	$14.6	$12.3	10.0%
Sunrise of Bloomfield Hills	80%	Detroit	AL/ALZ	92 Residents / 76 Units / 58,600 SF	June 2006	21.3	17.9	10.5%
Sunrise of Staten Island	80%	New York	AL/ALZ	100 Residents / 78 Units / 63,000 SF	November 2006	29.7	25.0	9.5%-10.0%
Sunrise of Sandy	80%	Salt Lake City	AL/ALZ	95 Residents / 79 Units / 58,000 SF	November 2006	18.0	15.1	9.5%-10.0%
Sunrise of Scottsdale	80%	Phoenix	AL/ALZ	95 Residents / 79 Units / 60,000 SF	March 2007	20.2	17.0	9.5%-10.0%
Sunrise of Rocklin	80%	Sacramento	AL/ALZ	78 Residents / 64 Units / 48,000 SF	April 2007	18.6	15.7	8.25%-8.75%
Sunrise of Thorne Mills on Steeles	80%	Toronto	IL/AL/ALZ	256 Residents /229 Units / 210,000 SF	September 2007	59.8	50.0	8.0% -8.5%
Casper Wyoming Hospital & MOB	50%	Casper, WY	Hosp/MOB	28 Beds / N/A Units / 50,132 SF	May 2008	28.6	28.6	10.5%

[1]	Dollars in millions.

Staggered Renewal, Long Term NNN Leases Provide Excellent Credit Support
1
Corporate Credit and Long Duration Leases Anchor Portfolio
(1) Based on 2Q 2007 Ventas revenue and excludes 12 MOBs.
NNN
Portfolio
58%
Operating
Assets
42%
Long Term
Corporate Credit
Anchors Ventas
Cash Flows
0.2%
25.9%
2.4%
25.6%
0.6%
4.4%
0.2%
40.7%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 After
2018

42% of Revenue Derived From 6,500+ Individual Seniors and >100 MOB Tenants
Operating Assets Add NOI Granularity & Enhance
Enterprise Reliability
Other VTR
Revenue
58%
Senior
Housing +
MOB Operating
Assets
42%